UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

August 17, 2022

NEXTGEN HEALTHCARE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-12537	95-2888568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3525 Piedmont Rd., NE Building 6, Suite 700 Atlanta, GA		30305
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (404) 467-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	NXGN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

On August 17, 2022, NextGen Healthcare, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) at 18101 Von Karman Ave, Suite 200, Irvine, CA 92612. As of July 6, 2022, the record date for the Annual Meeting, 68,018,785 shares of common stock were outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, 60,528,672 shares of common stock were present in person or represented by proxy.  The Company’s stockholders were asked to consider and vote on the following four proposals:

1)

To elect the nine directors named in the Company’s proxy statement to serve as directors of the Company, each to serve until the Company’s 2023 Annual Meeting of Stockholders and until their successors are duly elected, subject to earlier resignation or removal;

2)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023.
3)	To approve, on an advisory basis, the Company’s named executive officer compensation (known as the “Say on Pay” vote); and
4)	To conduct an advisory vote on the frequency of the advisory vote on executive compensation (known as the “Say on Frequency” vote)

The results of the shareholder votes are set forth below.

Proposal 1 – Election of Directors

The Company’s stockholders elected the following nominees to serve as directors of the Company, each to serve for a one-year term expiring at the Company’s 2023 Annual Meeting of Stockholders and until their successors are duly elected, subject to earlier resignation or removal: Craig A. Barbarosh, George H. Bristol, Darnell Dent, Julie D. Klapstein, Geraldine McGinty, Jeffrey H. Margolis, Morris Panner, Pamela Puryear and David Sides. The tabulation of voting results for the election of directors is indicated below:

Proposal No. 1 Election of Directors	For	Against	Abstain	Broker Non-Votes
01A. Craig Barbarosh	40,536,163	17,556,284	9,143	2,427,082
01B. George H. Bristol	56,414,707	1,677,241	9,642	2,427,082
01C. Darnell Dent	58,046,503	45,444	9,643	2,427,082
01D. Julie D. Klapstein	54,103,862	3,988,970	8,758	2,427,082
01E. Jeffrey H. Margolis	57,851,249	240,898	9,443	2,427,082
01E. Geraldine McGinty	56,993,776	1,098,555	9,259	2,427,082
01F. Morris Panner	57,453,783	638,163	9,644	2,427,082
01H. Pamela Puryear	57,752,982	338,774	9,834	2,427,082
01I. David Sides	58,027,012	62,495	12,083	2,427,082

Proposal 2 – Ratify Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023 by the votes indicated below:

Proposal No. 2	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for the fiscal year ending March 31, 2023	59,681,265	837,472	9,935

Proposal 3 – Say-on-Pay

The Company’s stockholders approved a resolution approving, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting by the votes indicated below (i.e., Say on Pay):

Proposal No. 3	For	Against	Abstain	Broker Non-Votes
Advisory vote approving the compensation of the Company’s named executive officers	50,082,148	7,972,822	46,620	2,427,082

Proposal 4 – Say-on-Pay Frequency

The Company’s stockholders approved a resolution approving, on an advisory, non-binding basis, ONE YEAR as the frequency of the advisory vote on executive compensation as disclosed in the proxy statement for the Annual Meeting by the votes indicated below (i.e., Say on Frequency):

Proposal No. 4	1 Year	2 Years	3 Years	Abstain
Advisory vote approving the frequency of the advisory vote on executive compensation	55,202,058	48,875	2,835,948	14,709

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2022	NEXTGEN HEALTHCARE, INC.

	By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Chief Financial Officer